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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2004

AMERICHIP INTERNATIONAL INC.
 formerly Southborrough Ventures, Inc.
(Exact name of Registrant as specified in its charter)

NEVADA	000-33127	98-0339467
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12933 W. Eight Mile Road
Detroit, Michigan 48235
(Address of principal executive offices) (Zip code)

(734) 302-8708
(Registrant's telephone number, including area code)

None
 (Former name or former address, if changed since last report.)

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ITEM 4.       CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective February 25, 2004, Williams & Webster P.S. accepted appointment as our independent auditors for our fiscal year ending November 30, 2003. We have not consulted with Williams & Webster on any matters related to accounting or the type of opinion they may issue.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AmeriChip International Inc. (Registrant)

Date: February 25, 2004	/s/ David Howard
David Howard President and Chief Executive Officer
Date:February 25, 2004	/s/ Marc Walther
Marc Walther Chief Financial Officer